HL1196-FX2
                               COLLATERAL DETAIL

                    AMORT TYPE
                LOANS           CURRENT PERCENT
                -----           ---------------
FIXED           609                100.00%



              GEOGRAPHIC DISTRIBUTION
STATE             LOANS           CURRENT PERCENT
                  -----           ---------------
CA                  326             65.57%
WA                   80             11.08%
OR                   63              7.79%
CO                   27              3.76%
UT                   24              3.24%
NV                   26              3.04%
Other                63              5.51%


                PROPERTY TYPE
                LOANS        CURRENT PERCENT
                -----        ---------------
CONDO              36          4.44%
2-4 Family         85         10.69%
PUD                55          9.73%
S/F Detached      433         75.13%


                ORIGINATION YEAR
               LOANS          CURRENT PERCENT
               -----          ---------------
1996            609             100.00%


                MATURITY YEAR
            LOANS           CURRENT PERCENT
            -----           ---------------
2011        44                 4.90%
2016         1                 0.12%
2026       564                94.99%


                         LOAN PURPOSE
                     LOANS           CURRENT PERCENT
                     -----           ---------------
Refi Cashout          160                 23.89%
Purchase              347                 58.79%
Refi Rate/Term        102                 17.32%



                 OCCUPANCY TYPE
                    LOANS          CURRENT PERCENT
                    -----          ---------------
Investment           190             20.13%
Owner                402             77.54%
Second Home           17              2.33%




                  DOCUMENTATION TYPE
                     LOANS         CURRENT PERCENT
                     -----         ---------------
EZ Doc                200             32.07%
Full Doc              271             48.48%
Limited Doc           131             18.91%
  **                    7              0.54%

**  Documentation not available


                  MORTGAGE INSURANCE
                     LOANS        CURRENT PERCENT
                     -----        ---------------
Not Ins.               558            92.09%
Insured                 51             7.91%



                    BALANCE DISTRIBUTION
                                LOANS        CURRENT PERCENT
                                -----        ---------------
      0.00   100,000.00          201            13.82%
100,000.00   200,000.00          212            29.57%
200,000.00   300,000.00          135            33.29%
300,000.00   400,000.00           44            14.60%
400,000.00   500,000.00            9             3.93%
500,000.00   600,000.00            4             2.28%
600,000.00   700,000.00            4             2.51%


                      GROSS COUPON DISTRIBUTION
                           LOANS         CURRENT PERCENT
                           -----         ---------------
7.75         8.00             5             0.76%
8.00         8.25             8             1.85%
8.25         8.50            34             8.28%
8.50         8.75            89            18.96%
8.75         9.00           151            26.43%
9.00         9.25           127            20.13%
9.25         9.50           100            13.25%
9.50         9.75            56             6.40%
9.75        10.00            24             2.63%
10.00       10.25             6             0.46%
10.25       10.50             5             0.55%
10.75       11.00             2             0.17%
11.00       11.25             2             0.13%



                     ORIGINAL LTV DISTRIBUTION
                         LOANS      CURRENT PERCENT
                         -----      ---------------
 0.01         60.00        79          6.99%
60.01         70.00        75         10.93%
70.01         80.00       171         30.37%
80.00         80.00       232         43.69%
80.01         90.00        44          6.20%
90.01         95.00         8          1.82%


                WHOLE LOAN ANALYSIS
                                 01-Nov-1996

Balance                         101291753.08
Avg Balance                        166324.72
Number of Loans                       609
Gross Coupon                            8.92
Net Coupon                              8.65
WAM                              01-Dec-2025
WALA                                    1
Original LTV                           76.18
Original LTV * 80%                      8.01%
Original LTV * 80% & Ins                7.91%
Bal of loans ** $203,150         44151115.34
Gr Cpnloans  ** $203,150                9.08
WA LTV  **  $203,150                   74.04
No loans ** $203,150                  414
1 Mth CPP                             n/a
3 Mth CPP                             n/a
6 Mth CPP                             n/a
12 Mth CPP                            n/a
Life CPP                              n/a
1 Mth PSA                             n/a
3 Mth PSA                             n/a
6 Mth PSA                             n/a
12 Mth PSA                            n/a
Life PSA                              n/a
Delinq 30 days                        n/a
Delinq 60 days                        n/a
Delinq 90 days                        n/a
Foreclosure                           n/a
Bankrupt                              n/a
No. Bankrupt                          n/a
REO                                   n/a


*   greater than
**  less than